Exhibit 10.1

PURCHASE AND SALE AGREEMENT
AND JOINT ESCROW INSTRUCTIONS

TO:	First American Title Insurance Company 5 First American Way Santa Ana, California 92707	Escrow No. ______________ Escrow Officer: Jeanne Gould Telephone No.: 714/250-5340 Facsimile No.: 714/250-5309

This Purchase and Sale Agreement and Joint Escrow Instructions (this “Agreement”), dated as of December 8, 2009 (the “Effective Date”), is entered into by and between SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Seller”), and D. R. HORTON LOS ANGELES HOLDING COMPANY, INC., a California corporation (“Buyer”), and constitutes an agreement for the purchase and sale of real property and joint escrow instructions directed to First American Title Insurance Company (as “Escrow Holder”) to establish an escrow (the “Escrow”) to accommodate the transaction contemplated hereby.

RECITALS:

A.           Seller owns sixty five (65) single family residential lots (the “Lots”) and six (6) lettered lots in recorded Tract No. 31792 located in the City of Lake Elsinore (the “City”), County of Riverside (the “County”), California, as more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference (the “Land”).

B.           The term “Appurtenant Rights” shall mean all of Seller’s right, title and interest, if any, in and to any and all rights and appurtenances pertaining to the Land, development rights, entitlements, air rights, water rights, mineral, oil and gas and other subsurface rights, roads, alleys, easements, streets and ways appurtenant or adjacent to the Land, rights of ingress and egress thereto. The Appurtenant Rights also include rights to use the name “Wasson Canyon” on a non-exclusive basis. The Land, the Appurtenant Rights and any improvements on the Land shall sometimes hereinafter be referred to collectively as the “Property”.

C.           Seller wishes to sell the Property to Buyer, and Buyer wishes to purchase the Property from Seller, all under the terms and conditions contained herein.

NOW THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.           Purchase and Sale.  Seller agrees to sell the Property to Buyer and Buyer agrees to purchase the Property from Seller, on and subject to the terms and conditions hereinafter set forth.

2.           Purchase Price.  The “Purchase Price” for the Property shall be Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00) (or $42,307.69 per Lot) all cash at Close of Escrow (as hereinafter defined).

3.           Payment of Purchase Price.  The Purchase Price shall be paid as follows:

a.           Not later than 5:00 PM (Pacific Time) on the first (1st) business day following the Opening of Escrow (as defined below), Buyer shall deposit into the Escrow the amount of Fifty Thousand Dollars ($50,000.00) (the “First Deposit”).

b.           Prior to the expiration of the Due Diligence Period (as hereinafter defined), if Buyer wishes to proceed with the purchase of the Property, Buyer shall deposit into Escrow, in immediately available federal funds, the additional sum of Seventy Five Thousand Dollars ($75,000.00) (the “Second Deposit”). The First Deposit and the Second Deposit shall become non-refundable to Buyer upon Escrow Holder’s receipt of both an effective Notice of Suitability (defined below) and the Second Deposit, except upon a termination of this Agreement as a result of (i) Seller’s material default under this Agreement occurring prior the Close of Escrow, or (ii) the failure of any material condition precedent to Buyer’s obligation to purchase the Property expressly stated herein.

The First Deposit and the Second Deposit together with all interest thereon while in Escrow during the term of this Agreement (collectively, the “Deposit”), shall be credited in favor of Buyer against the Purchase Price for the Property upon the Close of Escrow, but shall be (i) paid to Seller if Seller is entitled to receive the Deposit in accordance with this Agreement, or (ii) returned to Buyer if Buyer is entitled to a return of the Deposit in accordance with this Agreement.

c.           The balance of the Purchase Price, together with Buyer’s share of costs to be paid and pro-rations to be made pursuant to Section 13 and Section 14 of this Agreement, shall be deposited by Buyer into the Escrow in immediately available federal funds on or before the Close of Escrow and shall be disbursed to Seller by Escrow Holder upon the Close of Escrow.

d.           If Buyer fails to timely deposit the First Deposit as required in this Agreement, then either party may terminate this Agreement by written notice to the other at any time prior to the deposit of the Deposit, in which event neither party shall have any further rights, obligations or liabilities under this Agreement other than those that survive termination of this Agreement.

e.           Buyer shall deposit into escrow, concurrently with and in addition to the First Deposit, the amount of $100.00 (the “Independent Consideration”). The Independent Consideration shall be non-refundable to Buyer as independent consideration for the rights extended to Buyer hereunder, including the right to terminate this Agreement as provided herein and the rights of Buyer to terminate this Agreement pursuant to Section 39 if corporate approval is not obtained. If Buyer elects to terminate this Agreement for any reason other than Seller’s default, Seller shall retain the Independent Consideration. The Independent Consideration shall not be applicable towards the Purchase Price.

4.          Opening and Close of Escrow.

 a.           Opening of Escrow. For the purposes of this Agreement, the “Opening of Escrow” shall mean the date that Escrow Holder receives executed counterpart copies (delivered or by facsimile transmission) of this Agreement signed by Buyer (including Buyer’s corporate approval as provided below) and Seller. Escrow Holder shall notify Buyer and Seller, in writing, of the date of Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable and customary supplemental instructions that may be reasonably requested by Escrow Holder or that may be necessary or convenient to consummate the transaction contemplated hereby; provided, however, that such supplemental instructions shall be consistent with and shall not supersede this Agreement and in all cases this Agreement shall control.

 b.           Close of Escrow. For purposes of this Agreement, the “Close of Escrow” with respect to the Property shall mean the date on which a grant deed executed by Seller conveying the fee title to the Land, in the form attached hereto as Exhibit “B” (the “Grant Deed”), is recorded in the Official Records of the County. The Grant Deed shall provide that the documentary transfer tax shall not be shown of record.  The “Closing Date” shall mean the date the Close of Escrow occurs.

c.           Date of Close of Escrow. The Close of Escrow for the Property shall occur on or before January 14, 2010, unless otherwise extended pursuant to an express provision of this Agreement or by written amendment to this Agreement executed by the parties. Notwithstanding any other provision herein, the Close of Escrow must occur on a Tuesday, Wednesday, or Thursday which is a business day (a “Permitted Closing Day”), and if the scheduled Closing Date would otherwise occur on a day that is not a Permitted Closing Day, then the Closing Date shall be extended automatically to the next day that is a Permitted Closing Day.

5.          Buyer’s Contingencies.  For the benefit of Buyer, Buyer’s obligation to consummate the transaction contemplated in this Agreement shall be expressly subject to and contingent upon satisfaction of each of the following contingencies (“Contingencies”).

             a.         Title Matters.

  i.           First American Title Insurance Company (Ed Luque, Title Officer) (the “Title Company”) has issued Preliminary Report (the “Title Report”) dated as of November 13, 2009 (Order No. 3374574 – Amended/Updated #3) covering the Land, together with copies of all exceptions referred to in the Title Report.

  ii.           The Property shall be sold and conveyed subject only to the following exceptions to title (collectively, the “Permitted Exceptions”):

1.           those matters specifically set forth in Schedule B to the Title Report except for the following matters which Seller agrees to remove prior to the Close of Escrow:  any and all monetary liens and encumbrances affecting the Property, any judgment or mechanics’ liens (excluding non-delinquent real property taxes, bonds and assessments), and Exception Nos. 70 (prior Profits Participation Agreement), 81 (Notice of Builder’s Election), 83 (Deed of Trust), 84 (Right of First Refusal) and 86 (Seller’s satisfaction of Title Company’s requirements as to Seller’s organizational status);

2.           all laws, ordinances, rules and regulations of the United States, the State of California, the County, the City or any agency, department, commission, bureau or instrumentality of any of the foregoing having jurisdiction over the Property (each, a “Governmental Authority”), as the same may now exist or may be hereafter modified, supplemented or promulgated; and

3.           all presently existing and future liens of real estate taxes or assessments, if any; provided that such items are not yet due and payable and are apportioned as provided in this Agreement.

iii.           Seller shall provide to the Title Company such indemnities and/or other documents as may be required by the Title Company in order for the Title Company to delete from the Title Policy any exceptions for third-party rights of possession and to issue a mechanics’ lien endorsement. In the event Buyer requests any other endorsements to the Title Policy (“Buyer Requested Title Endorsements”), the issuance of any such Buyer Requested Title Endorsements shall not be a condition to closing the transaction contemplated hereunder and in no event shall Seller be obligated to provide any indemnity or other document or undertake any obligation in order to cause the Title Company to issue the same; provided, however, that Seller will reasonably cooperate, at no cost or liability to Seller, with Buyer and the Title Company in connection with the issuance of the Title Policy and Buyer Requested Title Endorsements, as the case may be. Seller will also be obligated to remove prior to the Close of Escrow any new or additional items arising after the Effective Date that were caused by Seller.

             b.         Due Diligence Reviews.  Commencing prior to the Effective Date and ending at 5:00 PM (Pacific Time) on January 14, 2010 (the “Due Diligence Period”), Buyer has had, and shall have, the opportunity to review and investigate the Property, in Buyer’s sole and absolute discretion, which review and investigation may include, without limitation, the following matters:

           i.           The adequacy and condition of improvements to the Property and the adequacy of all utilities to the Property, including, but not limited to, power, water, gas, telephone, cable and sanitary sewer.

           ii.           The condition of the soils and the geologic, environmental and engineering conditions of the Property, based on any and all soils, engineering, environmental or geologic tests, reports and studies which Buyer desires to perform, which reports, tests and studies shall be performed at Buyer’s sole cost and expense in compliance with the provisions of Section 18 below; provided, however, that Buyer shall not conduct any invasive testing on the Property without Seller’s prior approval, which approval Seller shall not unreasonably withhold or delay.

           iii.           On or before the Effective Date, Seller shall provide to Buyer all access to or copies of all information, documents, instruments and agreements in Seller’s possession or control relating to the Property (the “Property Information Materials”), including without limitation any geo-technical reports, engineering reports, civil engineering drawings (in electronic PDF or CADD form), grading plans, surveys (including any existing ALTA surveys in Seller’s possession), permits, approvals, inspection reports, correspondence with governmental agencies, a phase I environmental audit, other environmental reports or studies, property tax bills for the last two (2) years, all documents related to any declarations or homeowner associations relating to the Property (“HOA Documents”), the SIAs (as defined below), traffic studies and drainage studies. Such Property Information Materials have been provided or made available to Buyer as an accommodation only, and Seller makes no representation as to the accuracy or completeness of any of such reports, surveys, investigations, audits or studies (except as otherwise may be expressly stated in Section 7 below). Notwithstanding the foregoing, Seller will continue to make available to Buyer for inspection during the Due Diligence Period, any and all Property Information Materials during the term of this Agreement. Seller hereby discloses to Buyer that Seller purchased the Property in February of 2009, and has a limited amount of Property Information Materials. Seller agrees to notify Buyer if there is any material modification to the Property Information Materials.

If Buyer, in Buyer’s sole and absolute discretion, determines that the Property is suitable to Buyer, then Buyer will send written notice to Seller (the “Notice of Suitability”) which notice, in order to be effective: (1) must be delivered by Buyer to Seller and to Escrow Holder prior to the expiration of the Due Diligence Period, (2) must state Buyer’s unconditional approval of the Property, (3) must be signed by one of Donald R. Horton, Donald J. Tomnitz, Stacey Dwyer, Bill Wheat, or Christopher J. Chambers, each an officer of Buyer, and (4) one of the foregoing individuals will have executed and previously delivered to Seller (or deliver to Seller concurrently with delivery of the Notice of Suitability) “Buyer’s Corporate Approval” of this Agreement in the form contained in this Agreement following the signature block. Notwithstanding anything contained in this Agreement to the contrary, the Notice of Suitability shall not be effective unless signed by one of Donald R. Horton, Donald J. Tomnitz, Stacey Dwyer, Bill Wheat, or Christopher J. Chambers, each an officer of Buyer. If Buyer fails either to timely deliver to Seller the Notice of Suitability conforming to the foregoing requirements, or to timely deposit the Second  Deposit into Escrow prior the expiration of the Due Diligence Period, then Buyer shall be deemed to have disapproved the Property and this Agreement shall terminate. In the event of such termination, the First Deposit (and the Second Deposit, if made) will be returned to Buyer and the termination provisions of Section 12 of this Agreement shall apply. If Buyer timely delivers the Notice of Suitability to Seller conforming to the foregoing requirements and also timely deposits into Escrow the Second Deposit, then Buyer shall be deemed to have unconditionally approved the condition of the Property for purposes of this Section.

6.           “AS-IS” Sale; Release; Indemnity.

a.           Buyer acknowledges and agrees that Buyer is experienced in the purchase and development of land similar to the Property and that Buyer has inspected the Property, or will, during the Due Diligence Period, inspect the Property, to its satisfaction, and is qualified to make such inspections.  Except as expressly provided herein, Buyer acknowledges that it is fully relying on Buyer’s (or Buyer’s representatives’ or consultants’) inspections of the Property and not upon any statements (oral or written) which may have been made or may be made (or purportedly made) by Seller or any of its representatives or consultants.  Buyer acknowledges that Buyer, or Buyer’s representatives and/or consultants, will have the opportunity to thoroughly inspect and examine the Property to the extent deemed necessary by Buyer in order to enable Buyer to evaluate the condition of the Property and all other aspects of the Property (including, but not limited to, the environmental condition of the Property), and except to the extent of Seller’s representations and warranties expressly set forth in Section 7 below and Seller’s express covenants contained in this Agreement, Buyer acknowledges that Buyer will rely solely upon its own (or its representatives’ or consultants’) inspections, examinations and evaluations of the Property, as a material part of the consideration to Seller to enter into this Agreement and to sell the Property to Buyer.  Subject to the foregoing, except for Seller’s express covenants contained in this Agreement, Buyer hereby agrees to accept the Property (including without limitation all improvements to the Property) at the Close of Escrow in its “AS IS, WHERE IS” condition and with all faults, patent and latent, and without representations and warranties of any kind, express or implied, or arising by operation of law, except as expressly set forth in Section 7 below. Without limiting the generality of the foregoing, with the exception of those representations and warranties made by Seller in Section 7 below and Seller’s express covenants contained in this Agreement, Seller and each of Seller’s members, shareholders, agents, affiliated companies, attorneys, and the officers, directors, employees of all of the foregoing (collectively, “Seller’s Related Parties”) have made no representations, guaranties or warranties, and specifically disclaim, and Buyer accepts that Seller and Seller’s Related Parties have disclaimed, any and all representations, guaranties or warranties, express or implied, or arising by operation of law, of or relating to the Property, including, without limitation, of or relating to (i) the use, income potential, characteristics or condition of the Property or any portion thereof, including, without limitation, warranties of suitability, habitability, merchantability, and design or fitness for any specific or a particular purpose, (ii) the existence, non-existence and/or adequacy of all on-site and offsite rights of way, licenses, easements and permits, (iii) the nature, manner, construction, condition, state of repair or lack of repair of any improvements on the Property, whether or not obvious, visible or apparent, (iv) the existence, amount and nature of any and all federal, state, regional, County, City and local fees to be imposed upon the Property or upon Buyer as a condition to the recording of a final tract map or obtaining building permits for the construction of residential homes or other improvements within the Property, including, without limitation, any Multi-Species Habitat Conservation Program fees and Transportation Uniform Mitigation fees imposed by the County or the City, and transportation impact mitigation fees, park maintenance fees and fees for police, fire and other County or City services imposed by the County or City, (v) the environmental condition of the Land and the presence or absence of or contamination by a Hazardous Substance (defined below), or the compliance of the Property with regulations or laws pertaining to health or the environment, (vi) the soil conditions, drainage, flooding characteristics, utilities or other conditions existing in, on or under the Property, (vii) title to the Land, and matters of record affecting said title; and (viii) the compliance of the Property with, and the limitations and obligations imposed pursuant to, applicable laws and regulations affecting the Property (including zoning and building codes and the status of development or use rights respecting the Property). Buyer hereby agrees that, effective upon the Close of Escrow, none of Seller, Seller’s Related Parties nor either of MS Rialto Wasson Canyon Ca, LLC, a Delaware limited liability company, and/or Lennar Homes of California, Inc. (the latter entities collectively, “Lennar”) shall be liable to Buyer for any special, direct, indirect, consequential, or other damages resulting or arising from or related to the ownership, use, condition, development, maintenance, repair or operation of the Property, subject to Seller’s liability under Seller’s express representations and warranties contained in Section 7 below and Seller’s express covenants contained in this Agreement. Without in any way limiting the foregoing, and except only to the extent any Claims (defined below) arise from or relate to Seller’s express representations and warranties contained in Section 7 below or Seller’s express covenants contained in this Agreement, Buyer releases Seller, Seller’s Related Parties  and Lennar from any and all claims, demands, causes of action, judgments, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and disbursements), whether known or unknown, liquidated or contingent which Buyer or any agent, representative, affiliate, employee, director, officer, partner, member, servant, shareholder, trustee, assignee or other person or entity acting on Buyer’s behalf or otherwise related to or affiliated with Buyer may have arising from or related to any matter or thing related to or in connection with the Property, including, without limitation, the documents and information referred to in this Agreement, any construction defects, errors or omissions in the design or construction of all or any portion of the Property, any physical, environmental or other conditions relating to or affecting the Property, and the active and passive negligence of Seller  (collectively, “Claims”). Buyer shall not look to Seller, Seller’s Related Parties or Lennar in connection with the foregoing for any redress or relief. The foregoing releases shall be given full force and effect according to each of its expressed terms and provisions, including those relating to unknown and unsuspected claims, damages and causes of action. This Section specifically includes any Claims under any Environmental Laws. For purposes hereof, the term “Environmental Laws” includes, but is not limited to, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C.  §§ 6901 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.  §§ 9601 et seq.), the Emergency Planning and Community Right to Know Act (42 U.S.C.  §§ 11001 et seq.), the Clean Air Act (42 U.S.C.  §§ 7401 et seq.), the Clean Water Act (33 U.S.C.  §§ 1251 et seq.), the Toxic Substances Control Act (15 U.S.C.  §§ 2601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.  §§ 1801 et seq.), the Occupational Safety and Health Act (29 U.S.C.  §§ 651 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.  §§ 136 et seq.), the Safe Drinking Water Act (42 U.S.C.  §§ 300f et seq.), the Endangered Species Act of 1973 (16 U.S.C.  §§ 1531 et seq.) and the National Historic Preservation Act (16 U.S.C. §§ 470 et seq.), as any of the same may be amended from time to time, and any state or local law dealing with environmental matters, and any federal and/or state regulations, orders, rules, procedures, guidelines and the like promulgated in connection with any of the foregoing, regardless of whether the same are in existence on the Effective Date. The term “Hazardous Substance” as used in this Agreement shall mean any toxic or hazardous substance, material or waste or any pollutant or contaminant or infectious or radioactive material, including, but not limited to, those substances, materials or wastes regulated now or in the future under any Environmental Laws and any and all of those substances included within the definitions of “hazardous substances”, “hazardous materials”, “hazardous waste”, “hazardous chemical substance or mixture”, “imminently hazardous chemical substance or mixture”, “toxic substances”, “hazardous air pollutant”, “toxic pollutant” or “solid waste” in the Environmental Laws. Hazardous Substances shall also mean any and all other similar terms defined in other federal, state and local laws, statutes, regulations, orders or rules and materials and wastes which are, or in the future become, regulated under applicable local, state or federal law for the protection of health or the environment or which are classified as hazardous or toxic substances, materials or waste, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision, including, without limitation, (i) trichloroethylene, tetrachloroethylene, perchloroethylene and other chlorinated solvents, (ii) any petroleum products or fractions thereof, (iii) asbestos, (iv) polychlorinated biphenyls, (v) flammable explosives, (vi) urea formaldehyde, and (vii) radioactive materials and waste.  The provisions of this Section shall be deemed effective on the Effective Date and also upon the Close of Escrow, and shall survive the Close of Escrow.

b.           Buyer acknowledges that certain of the Property Information Materials have been prepared by parties other than Seller. Buyer accepts the fact that Seller is making no representation or warranty whatsoever, express or implied, as to the completeness, content or accuracy of the Property Information Materials, except as may otherwise be provided in Section 7 below. Except for Seller’s  express representations and warranties contained in Section 7 below, Buyer specifically releases Seller, Seller’s Related Parties and Lennar from all claims, whether known or unknown, which are or may be asserted against or incurred by Buyer by reason of the information contained in, or that should have been contained in, the Property Information Materials or in the Recitals to this Agreement.

Waiver of Civil Code Section 1542

To evidence the intent of the parties as to the foregoing releases by Buyer of Seller, Seller’s Related Parties and Lennar, Buyer hereby represents, warrants, and acknowledges to Seller and Seller’s Related Parties that it understands the foregoing releases.  In furtherance of this intention, Buyer expressly waives the provisions of Section 1542 of the Civil Code of the State of California relating to the matters specifically released above, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

          /s/ SF
Buyer’s Initials

The foregoing release shall not release Seller, Seller’s Related Parties or Lennar from any liability arising out of actions of Seller, Seller’s Related Parties or Lennar  following the Close of Escrow.

7.           Seller’s Representations, Warranties and Covenants. Seller hereby represents and warrants to Buyer, which representations and warranties shall be true and correct as of the Effective Date and as of the date of the Close of Escrow, and, subject to Section 31 hereof, shall survive the Close of Escrow, as follows:

a.           Seller is a limited liability company duly organized, validly existing and in good standing under Delaware law and is qualified to conduct business in the State of California. Seller has the legal power, right and authority to enter into this Agreement and the instruments to be executed by Seller pursuant to this Agreement and to consummate the transactions contemplated hereby.

b.           All requisite action has been taken by Seller in connection with Seller’s execution of this Agreement, the instruments to be executed by Seller pursuant to this Agreement and the consummation of the transactions contemplated hereby.

c.           The individuals executing this Agreement and the instruments to be executed by Seller pursuant to this Agreement on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms and conditions of this Agreement and such instruments.

d.           Neither the execution and delivery of this Agreement and the documents referenced herein, nor the undertaking of the obligations set forth herein, nor the consummation of the transactions herein contemplated, nor compliance with the terms of this Agreement or the documents referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party.

e.           To Seller’s knowledge, there is not pending or threatened in writing, from any federal, state, county or local Governmental Authority, any notice, suit, judgment, condemnation or similar proceeding or special assessment relating to any violation of any statute, ordinance, law or code with respect to the Property.  Seller has no knowledge of any violation, condition, or any action which with the passing of time or giving of notice would be deemed a violation of any applicable laws. To Seller’s knowledge, there are no other pending or threatened actions affecting the Property brought by any other party.

f.           Except for the Permitted Exceptions and except as expressly disclosed in this Agreement, there are no leases or contracts entered into by Seller and, to Seller’s knowledge, no lease or contracts entered into by any other party which will be enforceable against Buyer following the Close of Escrow. To the extent that any leases, agreements, covenants, restrictions or easements will affect the Property following the Close of Escrow, to Seller’s knowledge, Seller is not in default thereof and would not be in default but for the passage of time.

g.           The Property Information Materials provided by Seller are true, correct and complete copies thereof and there are no other documents or instruments in the possession or control of Seller that Seller believes could materially and adversely affect ownership and development of the Lots with residences and/or the marketing and sale of such residences. To Seller’s knowledge, the Property Information Materials do not contain any material inaccuracy or any material omission which would render such Property Information Materials materially misleading.

h.           Neither Seller nor, to Seller’s knowledge, any previous owner of the Property or any other person or entity has ever caused or knowingly authorized the use, presence, placement, generation, transportation, storage, release, treatment or disposal on, under, or about the Land of any Hazardous Substance, and Seller has not received any notice from any governmental authority stating or indicating the existence or occurrence of any of the foregoing. To Seller’s knowledge: (i) there presently is not any Hazardous Substances or above- or below-ground storage tanks on the Land; (ii) Seller has not received any notification from any governmental entity or agency regarding any alleged non-compliance of the Land with applicable laws and/or regulations relating to Hazardous Substances; and (iii) there is no pending or threatened litigation, proceedings or investigations before any governmental entity or agency in which the presence, placement, generation, transportation, storage, release, treatment or disposal of any Hazardous Substance on or in the Property has been alleged (but Buyer acknowledges that the Land is an uncontrolled site).

i.           As of the Close of Escrow, there shall be no contractor invoices for construction work on the Property undertaken by Seller or on Seller’s behalf that are due, owing, unpaid and/or disputed. To Seller’s knowledge, as of the Close of Escrow, there will be no unpaid charges, debts, liabilities, claims, or obligations arising from the construction, ownership, use, or operation of the Property by Seller.

j.           Seller, without investigation, is not aware of any special circumstance or requirements not reasonably anticipated or ascertainable by Buyer through its investigation of the Property (including without limitation, inquiries to City/County planning and building department representatives), which would defeat, materially increase the cost or substantially delay the ability of Buyer to obtain building permits or certificates of occupancy for all of the Lots.

For purposes of this Section 7, “Seller’s knowledge” shall refer to the actual, personal knowledge of Tim McSunas and Brian Rupp , without any duty of inquiry or investigation. In the event a representation or warranty of Seller as stated above is true as of the Effective Date, but due to the occurrence of a change in circumstances of which Seller actually becomes aware between the Effective Date and the Close of Escrow, cannot be stated truthfully by Seller in all material respects upon the Close of Escrow, Seller shall not be in breach of this Agreement by reason thereof, provided Seller promptly after learning of the same and prior to the Close of Escrow, notifies Buyer in writing of such change in circumstances, which notice includes a reasonably detained description of such change, and further provided that Seller uses good faith efforts to make such representations or warranties true and correct on the Closing Date, but Seller shall not be required to expend monies (other than minor, out-of-pocket costs) unless Seller has intentionally caused such representation or warranty to become materially untrue. In such event, Buyer shall have the right, by written notice to Seller and Escrow Holder within three (3) business days of learning of such changed circumstance, to either (x) waive in writing such changed circumstances (which shall be deemed given if Buyer authorizes Escrow Holder to close Escrow) and proceed to close Escrow with Seller’s relevant representation or warranty deemed qualified to apply except for the changed circumstances, or (y) deem such change in circumstances a failure of a condition precedent to Buyer’s obligation to purchase the Property and terminate this Agreement, in which event the Deposit shall be returned to Buyer and the termination provisions of Section 12 below shall apply. Notwithstanding the foregoing, if a representation or warranty of Seller becomes untrue in any material way due to the intentional actions of Seller or its members, managers, employees, affiliates or authorized agents, and (i) Escrow closes and Buyer does not have actual knowledge that the representation is untrue until after the Close of Escrow, then Seller shall be in breach of this Agreement and, in addition to all other rights and remedies available, Buyer may seek specific performance from Seller or recover from Seller any actual damages, excluding consequential damages, sustained by Buyer by reason of such material misrepresentation, or (ii) Buyer obtains actual knowledge of the material misrepresentation prior to the Close of Escrow, then Buyer may either (aa) if the action or condition resulting in the material breach of the representation can be remediated so as to make the representation true within sixty (60) days of the scheduled Close of Escrow, Buyer shall have the right to extend the Close of Escrow by up to sixty (60) days until such remediation is completed, and Seller shall have the obligation to use its best efforts to cause such remediation to occur, or (bb) Buyer shall have the right to terminate the Agreement, receive a return of the Deposit, and also obtain reimbursement from Seller for all of Buyer’s actually incurred, third party out-of-pocket costs associated with this Agreement and/or Buyer’s due diligence efforts with respect to the Property in an aggregate amount not exceeding Fifty Thousand Dollars ($50,000.00) (“Transaction Costs”). If subclause (aa) above is elected and the cure does not occur within the sixty (60) day period, then subclause (bb) above shall become applicable upon the expiration of the sixty (60) day period.

Seller’s representations and warranties set forth in this Section 7 constitute the sole representations and warranties of Seller regarding Seller and the Property.

8.           Buyer’s Representations, Warranties and Covenants. Buyer hereby represents and warrants to Seller, which representations and warranties shall be true and correct as of the Effective Date and as of the date of the Close of Escrow, and, subject to Section 31 hereof, shall survive the Close of Escrow, as follows:

a.           Buyer is a corporation duly organized, validly existing and in good standing under California law. Subject to Section 39 below, Buyer has the legal power, right and authority to enter into this Agreement and the instruments to be executed by Buyer pursuant to this Agreement and to consummate the transactions contemplated hereby.

b.           Subject to Section 39 below, all requisite action has been taken by Buyer in connection with Buyer’s execution of this Agreement (but not approval of the Property), the instruments to be executed by Buyer pursuant to this Agreement, and the consummation of the transactions contemplated hereby.

c.           Subject to Section 39 below, the individuals executing this Agreement and the instruments to be executed by Buyer pursuant to this Agreement on behalf of Buyer have the legal power, right and actual authority to bind Buyer to the terms and conditions of this Agreement and such instruments.

d.           Neither the execution and delivery of this Agreement and the documents referenced herein, nor the undertaking of the obligations set forth herein, nor the consummation of the transactions herein contemplated, nor compliance with the terms of this Agreement or the documents referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party.

Buyer’s representations and warranties set forth in this Section 7 constitute the sole representations and warranties of Buyer regarding Buyer.

9.           Title Insurance.  It shall be a condition to the Close of Escrow for Buyer’s benefit that the Title Company shall have unconditionally committed to issue to Buyer an ALTA standard coverage owner’s policy of title insurance together with a mechanics’ lien endorsement and deletion of any exception for third party rights of possession (the “Title Policy”) in the amount of the Purchase Price, insuring fee simple title to the Land and right of access thereto vested in Buyer free and clear of all liens and encumbrances other than the Permitted Exceptions. Buyer, at Buyer’s sole option so long as the Close of Escrow is not thereby delayed and not as a condition to the Close of Escrow, may elect to obtain an ALTA extended coverage Title Policy. In such event, Seller shall pay for the standard coverage portion of the premium for the Title Policy and the cost of any curative endorsements Seller has agreed to provide, and Buyer shall pay the portion of the cost of the Title Policy attributable to extended coverage, including the cost of any Buyer Requested Title Endorsements.

10.         Conditions to Close of Escrow.

a.           Buyer’s obligation to purchase the Property and close Escrow is subject to and conditioned upon the satisfaction of the following conditions on or before the Close of Escrow:

i.           The Title Company shall be committed to issue the Title Policy to Buyer in accordance with the requirements of Section 9 above;

ii.           The physical condition of the Property shall not have changed in any material, adverse manner between the end of the Due Diligence Period and the Close of Escrow;

iii.           The representations and warranties of Seller under Section 7 above shall be true and correct on the Closing Date, and Seller shall not be in material breach of any such representation or warranty given by Seller;

iv.           Seller shall not otherwise be in default in the performance of any of its material obligations under this Agreement;

v.           No condemnation of all or any portion of the Property shall have occurred or been threatened. If Buyer waives this condition, Seller shall assign to Buyer all of Seller’s rights to any condemnation proceeds at the Close of Escrow; and

vi.           There shall be no special circumstance or requirements not reasonably anticipated or ascertainable by Buyer through its investigation of the Property during the Due Diligence Period (including without limitation, inquiries to City/County planning and building department representatives), which would defeat, materially increase the cost of or substantially delay the ability of Buyer to obtain building permits or certificates of occupancy for all of the Lots.

vii.           Seller, by recorded assignment executed by Lennar Homes of California, Inc. or MS Rialto Wasson Canyon CA, LLC has become the successor “Declarant” to Lennar Homes of California Inc. or MS Rialto Wasson Canyon CA, LLC pursuant to Section 1.1.11 of that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easement for Rosetta Hills (Item No. 78 of Schedule B of the Title Report). If Seller is not able to satisfy the foregoing condition by January 14, 2010, Buyer shall have the right, by written notice delivered to Seller on the earlier to occur of January 14, 2010, or on a date which is not later than five (5) business days from the date that Seller notifies Buyer in writing that Seller does not believe it will be in a position to satisfy this condition by then scheduled Close of Escrow, to extend the Closing Date up to six (6) months to allow additional time for Seller to cause this condition to be satisfied.

b.           Seller’s obligation to sell the Property and close the Escrow is subject to and conditioned upon the satisfaction of the following conditions on or before the Close of Escrow:

i.           The representations and warranties of Buyer under Section 8 above shall be true and correct on the Closing Date, and Buyer shall not be in material breach of any such representation or warranty given by Buyer;

ii.           Buyer shall have deposited into the Escrow all funds required to pay the Purchase Price and Buyer’s share of pro-rations and closing costs;

iii.           Seller shall have obtained a Full Reconveyance with respect to Schedule B, Exception Item No. 83 of the Title Report, and a recordable release/termination from Lennar with respect to Schedule B, Exception Item No. 84 of the Title Report (collectively, the “Lennar Release Documents”). Seller agrees to post the Bonds (as defined below) with the City and County (as applicable) and otherwise use good faith, commercially reasonable efforts to obtain the Lennar Release Documents prior to the Close of Escrow; if Seller is unable to obtain the Lennar Release Documents by the date that is one (1) business day prior to the Closing Date, then the Closing Date shall be extended until three (3) business days after Seller obtains the Lennar Release Documents and deposits same in Escrow, but if the Lennar Release Documents cannot be obtained by Seller on or before six (6) months after the scheduled Closing Date, then either party may upon written notice to the other party and to Escrow Holder terminate this Agreement, in which event Buyer shall be entitled to the return of its Deposit and Seller shall reimburse Buyer for Buyer’s Transaction Costs.

iv.           Seller, by recorded assignment executed by Lennar Homes of California, Inc. or MS Rialto Wasson Canyon CA, LLC has become the successor “Declarant” to Lennar Homes of California Inc. or MS Rialto Wasson Canyon CA, LLC pursuant to Section 1.1.11 of that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easement for Rosetta Hills (Item No. 78 of Schedule B of the Title Report) (the “Rosetta Hills Declaration”). Seller shall make good faith, commercially reasonable efforts to obtain such status for itself.

v.           Buyer shall not be in default of any other material obligation of Buyer under this Agreement.

11.          Deliveries to Escrow Holder.

a.           Seller shall execute and deliver or cause to be delivered to Escrow Holder by 5:00 P.M.  on the last business day before the Closing Date the following instruments, and documents:

i.           The Grant Deed, in recordable form, duly executed and acknowledged by Seller;

ii.           a Certification of Non-Foreign Status (the “Certification”),  in the form attached hereto as Exhibit “C”, and a California Form 593-C;

iii.           A Profits Participation Agreement, in the form attached hereto as Exhibit “D” (the “PPA”);

iv.           An Assignment of Restrictive Covenants, in the form attached hereto as Exhibit “E” (the “Assignment of Restrictive Covenants”) (provided Seller obtains a similar assignment from Lennar Homes of California, Inc. or MS Rialto Wasson Canyon CA, LLC, as the previous “Declarant” under the Rosetta Hills Declaration);

v.           any other instruments and documents which Seller is obligated to execute and deliver into the Escrow under this Agreement.

b.           Buyer shall execute (and have notarized where appropriate) and deliver or cause to be delivered to Escrow Holder on or before the Closing Date the following:

i.           all sums that Buyer is required to deliver to Escrow Holder pursuant to Section 3.d to close the Escrow; and

ii.           any other instruments and documents which Buyer is obligated to execute and deliver into the Escrow under this Agreement.

c.           Joint Deliveries.  By 5:00 P.M.  on the last business day before the Closing Date, Buyer and Seller shall execute, acknowledge where required, complete required insertions, and jointly deposit into Escrow the following documents.  When necessary or convenient, the parties may separately deposit into Escrow counterpart originals of these documents in which case Escrow Holder shall detach the signature and acknowledgment pages from one set of such counterparts and attach them to the other set of counterparts to create fully executed originals.

i.           a General Assignment in the form attached hereto as Exhibit “F” (the “Assignment”);

ii.           if applicable, an assignment and assumption of Encroachment Permit as provided I in Section 37 below); and

iii.           An Assignment and Assumption of Continuing Disclosure Agreement in  the form of Exhibit “G” attached hereto (the “CDA Assumption”).

12.          Termination.  Whenever (i) a party has the right to terminate this Agreement pursuant to an express provision of this Agreement, and notifies the other party of its election to terminate the Agreement, or (ii) this Agreement automatically terminates pursuant to an express provision of this Agreement, then:

a.           This Agreement, the Escrow and the rights and obligations of Buyer and Seller under this Agreement shall terminate except as otherwise expressly provided in this Agreement;

b.           If neither Buyer nor Seller are in breach of this Agreement, each party shall be responsible to pay one-half of any cancellation charges payable to Escrow Holder and the Title Company; otherwise the breaching party shall be responsible for all such cancellation charges;

c.           Escrow Holder shall promptly return to Seller and Buyer all documents deposited by them into the Escrow, respectively;

d.           Unless Seller is in default, Buyer and/or Buyer’s Representatives (as hereinafter defined) shall promptly deliver to Seller all originals and copies of all third party reports and studies obtained by Buyer and/or Buyer’s Representatives (without warranty as to accuracy or completeness and subject to the rights of third party consultants preparing such reports), except to that portion of such information already in the public domain (e.g., title reports, matters of public record, filings with public agencies) and excluding all environmental reports or documents and any other confidential, proprietary or privileged information;

e.           If Buyer is entitled to the return of the First Deposit (and if made, the Second Deposit) (i.e., Buyer terminates this transaction due to a breach or default by Seller of this Agreement, due to the failure of a condition precedent to Buyer’s obligation to purchase the Property as specified in Section 10.a above or as otherwise provided in this Agreement), then Escrow Holder shall immediately release the First Deposit (and, if made, the Second Deposit) to Buyer (less one-half of any escrow cancellation charges, if applicable); and

f.           If Buyer is not entitled to the return of the First Deposit (and if made, the Second Deposit), then, if holding the First and/or Second Deposit, Escrow Holder shall release the First Deposit (and if made, the Second Deposit) to Seller.

13.          Costs and Expenses. The premium for the Title Policy shall be paid in accordance with the provisions of Section 9 above. The escrow fees of Escrow Holder shall be shared equally by Seller and Buyer.  Seller shall pay all documentary transfer taxes payable with the recordation of the Grant Deed. Buyer and Seller shall pay, respectively, Escrow Holder’s customary charges to buyers and sellers for document drafting, recording and miscellaneous charges. Buyer and Seller shall each pay their own legal and professional fees and fees of other consultants incurred in connection with this transaction. All other costs and expenses shall be allocated equally between Buyer and Seller, except the costs of performing the obligations of each party to this Agreement, which costs shall be borne solely by the party incurring such costs. The provisions of this Section 13 shall survive the Close of Escrow or a termination of this Agreement.

14.          Pro-rations and Credits.

a.           Real property taxes, special taxes  and assessments with respect to the Land based upon the latest available tax information shall be pro-rated such that Seller shall be responsible for all such taxes and assessments levied against the portion of Land owned by such entity to and including the day prior to the Close of Escrow and Buyer shall be responsible for all such taxes and assessments levied against the Land from and after the date of the Close of Escrow.

b.           As soon as reasonably practicable after the Close of Escrow, (i) if any errors or omissions are made regarding adjustments and pro-rations as set forth above, the parties shall make the appropriate corrections promptly upon the discovery thereof, and (ii) if any estimates are made at the Close of Escrow regarding adjustments or pro-rations, the parties shall make the appropriate corrections promptly when accurate information becomes available. Any refunds from the County tax collector attributable to reduced real property assessments commencing as of the Close of Escrow shall be the property of Buyer.  The provisions of this Section 14.b shall survive the Close of Escrow.

15.          Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner indicated:

a.           Escrow Holder shall next cause the Grant Deed to be recorded in the Official Records of the County, together with any other documents that the parties hereto may mutually direct.

b.           Escrow Holder shall hold and/or disburse all funds deposited with Escrow Holder by Buyer as follows:

i.           Deduct (and disburse) all items chargeable to the account of Buyer pursuant hereto;

ii.           Deduct (and disburse or credit to Buyer where appropriate) all items chargeable to the account of Seller pursuant hereto (including, without limitation, any credits and/or reimbursements to which Buyer is entitled where expressly provided in this Agreement); and

iii.           Refund to Buyer any excess funds deposited by Buyer.

c.           Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer.

d.           Escrow Holder shall deliver to Buyer and Seller, originals of the executed counterparts of the documents and instruments deposited by the parties pursuant to Section 11 hereof that are not recorded, and conformed copies of all recorded documents; to Buyer only, the original of the Certification and the original California Form 593-C.

e.           Escrow Holder shall deliver to Buyer and Seller duplicate originals or copies (as the case may be) of all documents delivered by Escrow Holder to Buyer at the Close of Escrow.

f.           Escrow Holder shall provide Buyer and Seller with a closing statement covering the sale of the Property to Buyer.

16.          Default.

a.           By Buyer. IN THE EVENT BUYER DELIVERS ITS NOTICE OF SUITABILITY AND THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT DOES NOT CLOSE SOLELY DUE TO THE DEFAULT OF BUYER, THEN SELLER’S RETENTION OF THE DEPOSIT SHALL BE SELLER’S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT, AT LAW OR IN EQUITY, FOR SUCH DEFAULT, SUBJECT TO THE PROVISIONS OF THIS AGREEMENT THAT EXPRESSLY SURVIVE A TERMINATION OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO LIMIT SELLER’S RIGHTS OR DAMAGES UNDER ANY INDEMNITIES GIVEN BY BUYER TO SELLER UNDER THIS AGREEMENT. SELLER AND BUYER HAVE DISCUSSED THE POSSIBLE CONSEQUENCES TO SELLER IN THE EVENT THAT THE ESCROW FAILS TO CLOSE AS A RESULT OF BUYER’S DEFAULT.  SELLER AND BUYER HAVE DETERMINED AND HEREBY AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX THE ACTUAL DAMAGES TO SELLER OCCURRING IN THE EVENT OF BUYER’S DEFAULT UNDER THIS AGREEMENT. THE PARTIES, HAVING MADE DILIGENT BUT UNSUCCESSFUL ATTEMPTS TO ASCERTAIN THE ACTUAL COMPENSATORY DAMAGES SELLER WOULD SUFFER IN THE EVENT OF BUYER’S NONPERFORMANCE OF ANY OBLIGATION HEREUNDER, HEREBY AGREE THAT A REASONABLE ESTIMATE OF SUCH DAMAGES IS AN AMOUNT EQUAL TO THE DEPOSIT, AND IN THE EVENT THIS TRANSACTION FAILS TO CLOSE DUE TO BUYER’S DEFAULT UNDER THIS AGREEMENT, SELLER SHALL BE ENTITLED TO RECEIVE AND RETAIN THE DEPOSIT AS FULLY AGREED LIQUIDATED DAMAGES.  SELLER WAIVES ANY AND ALL RIGHT AT LAW OR IN EQUITY TO SEEK OTHER RIGHTS OR REMEDIES AGAINST BUYER, INCLUDING, WITHOUT LIMITATION, SPECIFIC PERFORMANCE AND ANY RIGHTS SELLER MAY HAVE PURSUANT TO SECTION 1680 OR SECTION 3389 OF THE CALIFORNIA CIVIL CODE. THE PAYMENT AND RETENTION OF THE DEPOSIT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 3389. UPON ANY SUCH BREACH OR DEFAULT BY BUYER HEREUNDER, THIS AGREEMENT SHALL BE TERMINATED AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER, EXCEPT FOR THE RIGHT OF SELLER TO RETAIN SUCH LIQUIDATED DAMAGES, AND EXCEPT AS EXPRESSLY PROVIDED ABOVE. THE PARTIES AGREE THAT, UNDER THE CIRCUMSTANCES OF THIS TRANSACTION AND THE MARKETPLACE AT THE TIME HEREOF, THIS LIQUIDATED DAMAGES PROVISION IS REASONABLE AND IN ACCORDANCE WITH CALIFORNIA CIVIL CODE SECTION 1671.

/s/ WAS	/s/ SF
SELLER’S INITIALS	BUYER’S INITIALS

b.           By Seller.

i.           For any Seller default occurring prior to the Close of Escrow other than a breach of a warranty by Seller, Buyer may elect either to: (1) bring and maintain an action for specific performance, in which case Buyer shall file and serve such action on Seller within sixty (60) days of the first to occur of the scheduled Closing Date or the date Buyer learns of the Seller Default, or (2) terminate this Agreement and Escrow, receive a refund of the First Deposit (and, if made the Second Deposit); and Buyer waives its right to seek any other damages of any type or any other remedy against Seller or any other Indemnitee in connection with such Seller Default. Notwithstanding the foregoing, only if specific performance is not legally available as determined by a court of law or by judicial reference as provided in this Agreement, Buyer may instead pursue any other remedy available except consequential damages.

ii.           For Seller’s breach of one or more of its representation and/or warranties made in Section 7 above as of the Close of Escrow, the provisions of Section 7 above shall control.

c.           No Limitation. In no event shall this Section 16 limit Buyer’s rights to recover the Transaction Costs as provided in this Agreement or either party’s rights against the other in connection with any of the following: (i) Section 19 (Brokers), or (ii) Section 25 (Professional Fees).

d.           Limitation on Damages. In no event shall either party be liable for any speculative, consequential or punitive damages.

e.           Notice and Cure. Each party shall have two (2) business days to cure such default prior to the exercise of any remedy provided in this Agreement and the Closing Date will be extended if necessary during such cure period. Under no circumstances shall Seller be obligated to notify Buyer of Buyer’s failure to deliver any notice, document or deposit any sum of money into Escrow necessary to close Escrow.

17.          Entry-Related Insurance Requirements. The following shall constitute the “Required Insurance Coverage” of a party under the stated circumstance:

a.           Prior to the entry on the Property during the term of this Agreement by Buyer or its employees, contractors or agents, Buyer shall deliver to Seller a certificate or certificates showing that (i) Buyer, or Buyer’s contractors and/or consultants performing investigative work on the Land, has in force a policy of comprehensive or commercial public liability insurance with liability coverage of at least Two Million and No/100 Dollars ($2,000,000) per occurrence for bodily injury and property damage, insuring Seller as additional insured.

b.           The foregoing insurance coverage shall be on an “occurrence form.”

18.          Right of Entry.

a.           Buyer and Buyer’s agents, representatives, consultants, contractors and subcontractors (collectively, “Buyer’s Representatives”) shall have the right to enter upon the Land at all reasonable times during the term of this Agreement, in order to conduct such further investigations, tests and studies as Buyer shall reasonably deem necessary (the “Investigations”), so long as such activities do not unreasonably damage the Land. Prior to entry onto the Land, Buyer shall deliver to Seller a certificate or certificates evidencing that the Required Insurance Coverage specified in Section 17 above has been obtained and is in effect. Buyer shall keep the Land free and clear of any mechanic’s liens or materialmen’s liens arising out of any such activities (and at Buyer’s sole expense, Buyer shall promptly discharge of record or bond around any such liens or encumbrances that are so filed or recorded, including, without limitation, liens for services, labor or materials furnished in connection with the activities of Buyer or Buyer’s Representatives on the Property). Further, Buyer hereby indemnifies and holds Seller harmless from and against any and all claims, demands, causes of action, losses, costs, liabilities and/or expenses (including, without limitation, attorneys’ fees and disbursements) to the extent caused by Buyer or Buyer’s Representatives in connection with any Investigations or other activities of Buyer or Buyer’s Representatives taken with respect to the Land and/or any liens or encumbrances filed or recorded against the Property as a result thereof; provided, however, that notwithstanding the foregoing, in no event shall Buyer be responsible for any environmental conditions existing on the Land and discovered by (but not caused by) Buyer during the course of Buyer’s investigation of the Land, any other pre-existing conditions or any acts or omissions of Seller or Seller’s Related Parties. The foregoing obligation shall survive the Close of Escrow or termination of this Agreement.

b.           During the term of this Agreement, Buyer shall:

i.           provided that Seller has given approval for invasive testing, promptly repair any damage to the Land resulting from Buyer’s Investigations and replace, refill and re-grade any holes made by Buyer in, or Buyer’s excavations of, any portion of the Property used for such Investigations so that any damage to the Land caused by Buyer’s Investigations shall be substantially repaired;

ii.           fully comply with all laws applicable to the Investigations and all other activities by Buyer undertaken in connection therewith;

iii.           give Seller reasonable advance notice so that Seller can arrange to have a representative present during all Investigations undertaken hereunder;

iv.           take all actions and implement protections reasonably necessary to ensure that the Investigations and the equipment, materials, and substances generated, used or brought onto the Land in connection with the Investigations pose no material threat to the safety or health of persons or the environment and to minimize any damage to the Land or other property of Seller or other persons.

The foregoing obligations shall survive a termination of this Agreement.

c.           Without limiting the foregoing, in no event shall Buyer, without the prior written consent of Seller, which shall not be unreasonably withheld, conditioned or delayed, make any invasive physical testing (environmental, geo-technical or otherwise) on the Land.

19.           Brokers. Buyer and Seller each represent, warrant and covenant to the other that other than Province West (Dan McDonough) whose commission shall be paid by Buyer pursuant to a separate agreement between Buyer and Province West, no fees or commissions are due or owing to any finders or brokers as a result of this transaction. In the event of any claim for brokers’ for finders’ fees or commissions in connection with the negotiations, execution or consummation of this Agreement or the purchase and sale of the Property, then Buyer shall indemnify, save harmless and defend Seller from and against any such claim based upon any alleged statement, representation or agreement by Buyer, and Seller shall indemnify, save harmless and defend Buyer from and against any such claim based upon any alleged statement, representation or agreement by Seller. The provisions of this Section shall survive the Close of Escrow.

20.           Assignment. Neither party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party, which consent may be withheld by the other party in its sole and absolute discretion, and which may be conditioned upon such terms and conditions as such other party may require, in its sole and absolute discretion. Notwithstanding the foregoing, Buyer shall have the right to assign its interest under this Agreement without Seller’s consent, upon written notice delivered to Seller and Escrow Holder not later than January 7, 2010, which notice shall include the complete legal name of the assignee and a completed signature block form, (a) to a general or limited partnership, provided that either (i) the party comprising the original Buyer hereunder is one of the general partners of such partnership, (ii) an entity in which D.R. Horton, individually, has at least a 51% ownership interest in one of the general partners of such partnership or (iii) any other entity in which D.R. Horton, individually, or D.R. Horton, Inc., has at least a 51% ownership interest directly or indirectly, in one of the general partners, or (b) an entity that is an affiliate of Buyer (as “affiliate” is defined in the rules and regulations of the Securities and Exchange Commission), or (c) a limited liability company in which the original Buyer or an affiliate is a managing member (collectively, “Related Entities”) or (d) in connection with a land banking arrangement. Any permitted assignment shall specifically provide that in either instance the assignee unqualifiedly and fully assumes all the obligations of Buyer (including all post-closing obligations of Buyer as set forth in this Agreement) for the express benefit of Seller. Notwithstanding and without limiting the foregoing, no assignment of this Agreement shall release the original Buyer hereunder and no consent given by Seller to any transfer or assignment of Buyer’s rights or obligations hereunder shall be deemed to constitute a consent to any other transfer or assignment of Buyer’s rights or obligations hereunder and no transfer or assignment in violation of the provisions hereof shall be valid or enforceable.  Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

21.           Notices. All notices or other communications required or permitted hereunder shall be in writing and personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, delivered or sent by fax or reputable overnight courier (such as Federal Express) and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive notice, (ii) if mailed, three (3) business days after the date of posting by the United States post office, (iii) if given by fax, when sent, or (iv) if sent by reputable overnight courier (such as Federal Express), one (1) business day after deposit with the overnight delivery service. Any notice, request, demand, direction or other communication sent by fax must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing. Notice given by e-mail shall only be effective upon receipt of a written response from the recipient. The addresses of Buyer, Seller and Escrow Holder are as follows:

To Seller:
SPT-Lake Elsinore Holding Co., LLC
c/o Shopoff Advisors, L.P.
8951 Research Drive
Irvine, California  92618
Attention:          Mr. Tim McSunas
Telephone:        (949) 417-9945
Facsimile:           (949) 417-1399
Email:                tmcsunas@shopoff.com

With a copy to:	Gromet & Associates 114 Pacifica, Suite 250 Irvine, California 92618 Attention: Stevan J. Gromet, Esq. Telephone: (949) 261-1110 Facsimile: (949) 261-1818 Email: sjgromet@grometlaw.com

To Buyer:
D.R. Horton Los Angeles Holding Company, Inc.
2280 Wardlow Circle, Suite 100
Corona, California  92880
Attention:           Stephen Fitzpatrick and John Scull
Telephone:         (951) 272-9000
Facsimile:           (951) 272-9797
Email:                 sfitzpatrick@drhorton.com; JLScull@drhorton.com

With copies to:
D. R. Horton, America’s Builder
600 S. Victoria Ave., Suite 200
Oxnard, CA  93035
Attn.: Christopher J. Chambers and William E. Mayer, Esq.
Email: cchambers@drhorton.com; wemayer@drhorton.com
Phone: 805-382-9244; Fax 805-382-9245

D. R. Horton, Inc.
301 Commerce Street, Suite 500
Fort Worth, TX  76102
Attn:  Ted I. Harbour, Esq. and Mark Karnes, Esq.
Email: Ted_Harbour@drhorton.com; mkarnes@drhorton.com
Phone: 817-390-8200; Fax 817-390-8249

Luce, Forward, Hamilton & Scripps LLP
600 West Broadway, Suite 2600
San Diego, CA  92101
Attn:  David M. Hymer, Esq.
Phone/Fax:  619- 699-2518
Email: dhymer@luce.com

To Escrow Holder:	to the address given at the top of page 1 hereof

Any address for notice may be changed by providing ten (10) days’ prior written notice in the manner provided above.

22.           Required Actions of Buyer and Seller. Buyer and Seller shall execute all instruments and documents and take all other actions that may be reasonably required in order to consummate the purchase and sale herein contemplated, and shall use commercially reasonable efforts to accomplish the Close of Escrow in accordance with the provisions hereof. Following Buyer’s timely delivery of the Suitability Notice, Seller shall not amend or modify any existing lease, entitlement, permit, approval, the SIAs, the HOA Documents, document relating to the California Department of Real Estate, contract or agreement to which it is a party which will affect the Property following the Close of Escrow, without Buyer’s prior written consent, which consent shall not be unreasonably withheld or delayed.

23.           Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

24.           Waivers. No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified in this Agreement for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy.  No waiver by either party of any breach hereunder or failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.

25.           Professional Fees. In the event of the bringing of any judicial reference proceeding, action or suit by either party against the other by reason of any breach of any of the covenants, representations or warranties of the other party under this Agreement or otherwise concerning any provision of this Agreement or the rights and duties of any party under this Agreement, the prevailing party shall be entitled to have and recover from the other party all costs and expenses of the judicial reference proceeding, action or suit, including, without limitation, actual attorneys’ fees and costs, accounting and engineering fees, and other professional fees resulting therefrom. For the purposes of this Section, attorneys’ fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; (5) any appeals; and (6) bankruptcy proceedings.  This Section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

26.           Entire Agreement; Amendment. This Agreement (including all recitals, exhibits and schedules attached hereto), and the [insert reference to separate access/indemnity agreement to be provided]  is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto including without limitation that certain Letter of Intent, dated November 16, 2009. This Agreement may not be modified, changed, or supplemented, nor may any obligation hereunder be waived, except by written instrument signed by the party to be charged, including Buyer’s corporate approval pursuant to Section 39. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

27.           Time of the Essence. Time is of the essence with respect to each and every provision of this Agreement.  Whenever any action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the next succeeding business day. As used herein, the term “business day” shall mean any day, other than a Saturday or Sunday, on which commercial banks in the State of California are not required or authorized to be closed for business.

28.           Construction of Agreement. Headings at the beginning of each section and subsection of this Agreement are solely for the convenience of the parties and are not a part of this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice verse. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to sections and subsections are to sections and subsections in this Agreement. All recitals, exhibits and schedules referred to in this Agreement are attached and incorporated by this reference.

29.           Third Parties. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement upon any other person other than the parties hereto and their respective permitted successors and assigns, and any third parties expressly mentioned herein, nor, except to the extent expressly stated herein, is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third parties any right of subrogation or action over or against any party to this Agreement. Except to the extent expressly provided for herein, this Agreement is not intended to and does not create any third party beneficiary rights whatsoever.  Nothing contained in this Agreement is intended to create, nor shall it ever be construed to make, Seller and Buyer partners or joint venturers.

30.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. In addition, if any party uses facsimile-transmitted signed documents, or signed documents which have been electronically scanned and transmitted by email, Escrow Holder and the other party are authorized to rely upon such documents as if they bore original signatures.

31.           Survival of Obligations. All of Buyer’s and Seller’s representations and warranties in this Agreement shall survive the Close of Escrow and shall not be merged therein for a period of one (1) year; covenants of the parties expressly stated to survive the Close of Escrow or which are contemplated to be performed after the Close of Escrow shall survive until the obligations in question are discharged. All other obligations of Seller or Buyer not expressly stated to survive the Close of Escrow or not stated in the exhibit documents to be delivered upon the Close of Escrow shall be deemed discharged upon the Close of Escrow and the recordation of the Grant Deed.

32.          Order of Reference. The parties hereto agree that the State Courts located in Orange County, California (“Court”) shall have exclusive jurisdiction over any action or proceeding brought to enforce or interpret any provision of this Agreement (“Action”), and the parties hereby consent to the exercise of personal jurisdiction over them by the Court for purposes of resolving the Action. Any party may file a complaint with the Court, and in no other court, and any party may give the other parties written notice of the notifying party’s intent to apply to the Court to appoint a referee pursuant to the provisions of California Code of Civil Procedure Section 638. Following the filing of the complaint and service of the summons, such Action shall be referred promptly by the Court (a) upon joint application of the parties, to a retired judge or justice with experience in relevant real estate matters from the Orange County panel members of JAMS (“JAMS”) stipulated by the parties within five (5) business days of the delivery of the notifying party’s notice described above; or (b) if the parties have not so stipulated, upon ex parte application of any party, to any retired judge or justice with experience in relevant real estate matters from such panel; to try all of the issues including all pre-trial and post-trial hearings, motions and matters of any kind whether of fact or of law and report a statement of decision thereon which shall stand as a decision of the Court. Subject to the limitations set forth in this Section, the referee shall have all the powers of a regular sitting Superior Court judge including without limitation the power to impose sanctions and to hold in contempt. The referee shall be the only trier of fact or law in the reference proceeding, and shall have no authority to further refer any issues of fact or law to any other party, without the mutual consent of all parties to the judicial reference proceeding.  Discovery shall be permitted in accordance with law and must be completed no later than ten (10) calendar days prior to the date first set for trial. A court reporter at the trial may be requested by any party. The trial must commence (i) within thirty (30) calendar days of the date of appointment of the referee if the Close of Escrow has not occurred at the time of the filing of a complaint, or (ii) within sixty (60) calendar days if the filing of the complain occurs after the Close of Escrow. Should JAMS, or a successor of JAMS, not be in existence at the time an Action arises, the parties agree to jointly select in good faith an alternate organization offering at that time services substantially similar to those now offered by JAMS and, when so selected, such alternate organization shall be substituted for JAMS wherever JAMS is referred to herein.  Notwithstanding the foregoing, if prior to the selection of the referee as provided herein, any provisional remedies are sought by any party, such relief may be sought in the Superior Court of Orange County. The decision of the referee shall be subject to appeal in the same manner as if the Contract Dispute had been tried by the court. The fees and costs of the referee in any judicial reference proceeding hereunder shall be paid by the non-prevailing party in accordance with Section 25 above.

33.          Governing Law. The parties expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California.  In the event of any dispute between Seller and Buyer, the parties agree that Orange County, California shall be the venue for any mediation, arbitration or litigation between the parties.

34.          Subdivision Improvement Agreements; Bonds and Cash Deposits.

a.           As of the Close of Escrow, Seller will have on deposit with the City a cash grading security deposit in the amount of Fifty Six Thousand Dollars ($56,000.00) (the “Grading Security Deposit”) (also referenced in Exhibit “H” attached hereto), and will be a signatory to a Grading and Erosion Control Agreement (the “City Grading Agreement”) with respect thereto.  At the Close of Escrow, Seller will receive a credit in the amount of the Grading Security Deposit and Seller agrees to assign its rights to the Grading Security Deposit to Buyer, provided Seller obtains a written acknowledgment from the City recognizing Buyer as having all rights associated with the Grading Security Deposit; if such written acknowledgment is not obtained prior to the Close of Escrow, Escrow Holder shall retain in Escrow from Seller’s proceeds of sale upon the Close of Escrow an amount equal to the Grading Security Deposit, until such time that Escrow Holder receives such written acknowledgment, upon receipt of which Escrow Holder shall release the Grading Security Deposit to Seller. Buyer agrees to diligently pursue entering into a replacement City Grading Agreement within thirty (30) days after the later of the date Buyer receives such acknowledgement from the City or the Close of Escrow, such as to cause Seller to be released from liability thereunder upon approval by the City.

b.           Prior to the Close of Escrow, Seller shall have entered into one or more Subdivision Improvement Agreements (the “SIA’s”) with the City and County relating to the construction of certain in-tract subdivision improvements, off-site improvements and, with respect to the common area (lettered lots), landscape improvements (collectively, the “Improvements”), and in support of the SIA’s, Seller agrees to post bonds (the “Bonds”) with the City and County as more particularly described on Exhibit “H” attached hereto. Seller has completed (or prior to the Close of Escrow will complete) the Improvements that were not completed by the prior owner and Seller is currently processing bond reductions to reduce the amount of the Bonds. Upon acceptance of the bond reductions by the City and County, it is anticipated that the bond amounts required to be posted with the City and County will be equal to the amounts shown on Exhibit “H” under the column title “New Amount”. If the bond reductions are not accepted by the City prior to the Close of Escrow, then Seller will remain obligated after the Close of Escrow to obtain such acceptance, which obligation shall survive the Close of Escrow. With respect to the Bonds representing off-site improvement bonds, a one-year maintenance period will run from the date of acceptance by the City or County, as applicable. Seller will inform Buyer as soon as County acceptance has occurred and the scheduled expiration date of the 1-year maintenance period under the SIA’s and will provide Buyer with reasonable written evidence of the County’s acceptance thereof. Notwithstanding the foregoing, Seller must post the Bonds with the City prior to the Close of Escrow in a manner sufficient to obligate Lennar to deliver the Lennar Release Documents.

Except as otherwise provided herein, Buyer’s approval of the Property shall be deemed approval of all Improvements in their existing condition as of the Close of Escrow, and Buyer shall use commercially reasonable efforts to execute, within ninety (90) after the later of (i) the Close of Escrow or (ii) the date Seller delivers to Buyer written evidence of the City’s and County’s acceptance of the Improvements and the reduction of the Bonds to the “New Amounts,”  (the “Reduction Date”) new Subdivision Improvement Agreements with the City and County, as appropriate, and post new bonds or other financial undertakings in the “New Amount” with the City and County, such as to cause a release of the Bonds. Buyer agrees to defend, indemnify and hold Seller free and harmless from any and all costs, expenses and liability actually incurred by Seller to the City or County due to Seller’s Bonds being called upon after the Reduction Date.

Buyer agrees to submit to the City and County (as applicable) (i) an application to replace the Bonds within fourteen (14) days after the Reduction Date  Escrow, and (ii) any information or documents reasonably requested by the City or County with respect to Buyer’s efforts to replace Seller’s Bonds with its own bonds within five (5) business days after receipt of such request. Buyer agrees to provide Seller will copies of each such submittal prior to or concurrently with such submittal. If Seller’s Bonds are not released/exonerated within ninety (90) days after the Reduction Date, and Buyer has not met the submission/response timeframes set forth in this paragraph, then for each day following the expiration of the ninety (90) day period until all of Seller’s Bonds are released, Seller shall pay a per diem fee of Five Hundred Dollars ($500.00) until the date that all of Seller’s Bonds are fully released and exonerated.

35.          Off-Site Detention Basin. Upon the Close of Escrow, Buyer shall assume responsibility for the maintenance and repair of the temporary detention basin located at 3rd Street and Waterford Street within Tentative Tract No. 35422 in the location depicted on Exhibit “I”, until such time such responsibility is assumed by the Rosetta Hills Community Association.

36.          FASB Disclosure. In order to assist Buyer in complying with FASB Interpretation No. 46 (Consolidation of Variable Interest Entities), Seller shall complete the information letter in the form attached hereto as Exhibit “J” and shall deliver it to Buyer concurrently with the execution of this Agreement by Seller.

37.          Encroachment Permit. Seller and the City have entered into that certain Agreement for Long Term Encroachment into the Public Right-Of-Way (the “Encroachment Permit”), a copy of which Seller has provided to Buyer.  Upon the Close of Escrow, Seller and Buyer shall either, as determined by the City, mutually execute and deliver to each other and to the City an assignment and assumption of the Encroachment Permit, pursuant to which, effective as of the Close of Escrow, Buyer shall assume Seller’s obligations arising after the Close of Escrow under the Encroachment Permit, or, in the alternative, Buyer shall enter into a replacement encroachment permit in form and content satisfactory to Buyer and the City which will supersede and replace the existing Encroachment Permit. In either event, Buyer shall either post the One Thousand Dollars ($1,000.00) security required by the City as of the Close of Escrow, or in the alternative, Escrow Holder shall credit Seller and debit Buyer in the amount of One Thousand Dollars ($1,000.00) as reimbursement to Seller for the deposit, in which event Buyer shall accrue to the right of reimbursement from the City with respect to such deposit.

38.          Mitigation Reporting. Seller is in the process of finalizing certain mitigation work and has retained Michael Brandman and Associates (“Brandman”) to prepare a final re-vegetation mitigation report (the “Final Mitigation Report”) on Lot A of the Property. Seller anticipates that the Final Mitigation Report will be submitted to the California Department of Fish and Game by December 31, 2009. It is anticipated that the California Department of Fish and Game will inspect the re-vegetation of Lot A in the spring of 2010 for final acceptance/approval. Seller, at Seller’s sole cost, shall retain all responsibility for the completion of any further mitigation work and to cause Brandman to prepare and submit the Final Mitigation Report to the California Department of Fish and Game. In addition, Seller shall be responsible at Seller’s sole cost and expense for the completion of resource agency permit obligations for Tract No. 31792, including the creation of 0.39 acres of off-site vernal pool areas. Prior to entry onto Lot A, Seller shall deliver to Buyer, or cause Brandman to deliver to Buyer, a certificate or certificates evidencing insurance of the same nature and with similar limits specified for the Required Insurance Coverage applicable to Buyer in Section 17 above has been obtained and is in effect for the benefit of Buyer, naming Buyer as an additional insured. Seller shall not damage Lot A and shall not interfere with any activities of Buyer with respect to Lot A. Seller shall keep Lot A free and clear of any mechanic’s liens or materialmen’s liens arising out of any such activities (and at Seller’s sole expense, Seller shall promptly discharge of record or bond around any such liens or encumbrances that are so filed or recorded, including, without limitation, liens for services, labor or materials furnished in connection with the activities of Seller on Lot A. In connection with any work done on Lot A, Seller shall fully comply, or cause Brandman to fully comply, with all laws applicable to the activities by Seller or Brandman on Lot A. Seller agrees to give Buyer reasonable advance notice so that Buyer can arrange to have a representative present during all activities undertaken by Seller or Brandman. Further, Seller hereby indemnifies and holds Buyer harmless from and against any and all claims, demands, causes of action, losses, costs, liabilities and/or expenses (including, without limitation, attorneys’ fees and disbursements) to the extent caused by Seller or Brandman or their respective agents in connection with the foregoing activities taken with respect to Lot A and/or any liens or encumbrances filed or recorded against Lot A as a result thereof. The provisions of this Section 38 shall survive the Close of Escrow and recording of the Grant Deed.

39.          CORPORATE APPROVAL OF BUYER. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, NEITHER THIS AGREEMENT (OTHER THAN SECTION 18 ABOVE) NOR ANY AMENDMENT HERETO SHALL BE A VALID AND ENFORCEABLE OBLIGATION OF BUYER UNLESS THE AGREEMENT OR AMENDMENT IS EXECUTED BY EITHER ONE OF DONALD R. HORTON, DONALD J. TOMNITZ, STACEY DWYER, OR BILL WHEAT, EACH AN OFFICER OF BUYER, WITHIN TEN (10) BUSINESS DAYS OF THE EXECUTION OF THIS AGREEMENT OR SUCH AMENDMENT BY SELLER AND BUYER’S REPRESENTATIVES.

[SIGNATURES CONTAINED ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Purchase and Sale Agreement and Joint Escrow Instructions as of the date first above written.

SELLER:	SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

	By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

		By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

				By:	/s/ William A. Shopoff
William A. Shopoff,
President and CEO

BUYER:	D.R. HORTON LOS ANGELES HOLDING COMPANY, INC., a California corporation

	By:	/s/ Stephen H. Fitzpatrick
Stephen Fitzpatrick, Vice President

BUYER’S
CORPORATE APPROVAL:	By:	/s/ Donald J. Tommitz
Name:
	Title:	President and CEO
As an Officer of Buyer and Not In
His/Her Individual Capacity

Date of Execution: December 18, 2009

ESCROW HOLDER APPROVES THE ESCROW PROVISIONS AND SPECIFIC INSTRUCTIONS TO ESCROW HOLDER SET FORTH IN THE FOREGOING AGREEMENT AND AGREES TO ACT IN ACCORDANCE THEREWITH.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Jeanne Gould	Date: December 30, 2009
Jeanne Gould, Senior Escrow Officer

LIST OF EXHIBITS and SCHEDULES

A           Legal description of Property

B           Form of Grant Deed

C           Form of Non-Foreign Status

D           Form of Profit Participation Agreement

E           Assignment of Restrictive Covenants

F           General Assignment

G           Form of CDA Assignment and Assumption Agreement
G-1:           Landowner
G-2:           LEUSD

H           Schedule of Bonds

I           Location of Off-site Detention Basin

J           FASB Disclosure

EXHIBIT “A”

DESCRIPTION OF REAL PROPERTY

Real property in the City of Lake Elsinore, County of Riverside, State of California, described as follows:

LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE, AND LETTERED LOTS A, E, H, I, J AND M, OF TRACT NO.  31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.

EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H.  BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT "A"

1

EXHIBIT “B”

FORM OF GRANT DEED

EXHIBIT "B"

1

RECORDING REQUESTED BY:
First American Title Insurance Company

WHEN RECORDED RETURN TO:

MAIL TAX STATEMENTS TO:

GRANT DEED

The undersigned grantor declares:  Documentary transfer tax is shown on the accompanying statement and is not for public record.

FOR VALUE RECEIVED, the undersigned, SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Grantor”), hereby grants to, __________________________, a ______________________ (“Grantee”), all that certain real property described on Exhibit “1” attached hereto and incorporated herein by reference, together with any and all improvements, easements, privileges and rights appurtenant thereto.

IN WITNESS WHEREOF, this Grant Deed has been executed as of December __, 2009.

GRANTOR:	SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

	By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

		By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

By:
William A. Shopoff,
President and CEO

EXHIBIT “B”

2

State of California
County of Orange

On December ___, 2009 before me, _____________________________________, personally appeared ___________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature __________________________________ (Seal)

EXHIBIT “B”

3

SEPARATE STATEMENT OF
DOCUMENTARY TRANSFER TAX

NOT TO BE RECORDED

County Recorder
Riverside County, California

Ladies/Gentlemen:

In accordance with Revenue and Taxation Code Section 11932, it is requested that this statement of documentary transfer tax due not be recorded with the attached Deed, but affixed to the Deed after recordation and before return, as directed on the Deed.

The Deed names the undersigned, SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company, as Grantor, and _____________________, a _______________, as Grantee.  The real property being transferred is located in the County of Riverside, State of California.

The amount of documentary transfer tax due on the attached deed is Three Thousand Twenty-Five Dollars ($3,025.00), computed on the full value of the property.

Very truly yours,

SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

	By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

		By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

By:
William A. Shopoff,
President and CEO

EXHIBIT “B”

4

EXHIBIT “1”

LEGAL DESCRIPTION

Real property in the City of Lake Elsinore, County of Riverside, State of California, described as follows:

LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE, AND LETTERED LOTS A, E, H, I, J AND M, OF TRACT NO.  31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.

EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H.  BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “B”

5

EXHIBIT “C”

FORM OF CERTIFICATION OF NON-FOREIGN STATUS

EXHIBIT “C”

1

NONFOREIGN TRANSFEROR DECLARATION

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S.  real property interest must withhold tax if the transferor is a foreign person.  To inform _______________________, a _________ corporation (“Transferee”), the transferee of the real property described on Schedule “1” attached hereto and incorporated herein by this reference, that withholding of tax is not required upon the disposition of the above-referenced real property by SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Transferor”), the undersigned hereby declares the following on behalf of Transferor:

1.          I am the _____________ of Transferor, and I have the authority to execute this declaration on behalf of Transferor.

2.          Transferor is not a foreign person (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

3.          Transferor’s U. S. employer identification number is __________.

4.          Transferor’s office address is ____________________.

5.          Transferor understands that this declaration may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

I declare under penalty of perjury that I have examined this declaration, and to the best of my knowledge and belief it is true, correct and complete.

Executed this __ day of December, 2009, at Irvine, California.

EXHIBIT “C”

2

EXHIBIT “D”

PARTICIPATION AGREEMENT

THIS PARTICIPATION AGREEMENT (this “Participation Agreement”) is made as of ________________, 2009, by and between SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Seller”), and D. R. HORTON LOS ANGELES HOLDING COMPANY, INC., a California corporation (“Buyer”), collectively the “Parties”.

Recitals:

A           Pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated for reference purposes as of December ___, 2009, by and between Seller and Buyer, as may be amended from time to time (collectively, the “Purchase Agreement”), Buyer is acquiring from Seller 65 residential single family lots, situated in Lake Elsinore, California (the “Property”).

B           As additional consideration for the purchase of the Property, and in addition to the Purchase Price, Buyer has agreed to pay to Seller the ‘Participation Amount’ (as defined below), if any, that may be received by Buyer from the sale of a Unit (as defined below), subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the above and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.           Definitions. Capitalized terms used in this Participation Agreement and not defined below or in Schedule “1” attached hereto shall have the meanings set forth in the Purchase Agreement.

a.           “Escrow Agent” means the escrow agent for the sale of Units.

b.           “Home Closing Statement” means a written statement prepared by the Escrow Agent identifying the homebuyer, the property address, the date of the Unit closing and the Gross Sales Price of the home as reflected on the HUD-1 settlement statement, solely for the purpose of Seller verifying compliance with Buyer's obligation to pay the Participation Amount.

c.           “Participation Amount” means those amounts payable by Buyer to Seller pursuant to Section 2 below.

d.           “Gross Profit” is defined in Schedule “1” attached hereto.

e.           “Gross Profit Margin” is defined in Schedule “1” attached hereto.

f.           “Unit” means a Lot improved by Buyer with a single family dwelling for sale to the home-buying public.

2.           Participation Amount. Seller shall be entitled to receive forty percent (40%) of any Gross Profit that exceeds a twenty-four percent (24%) Gross Profit Margin on the sale of the Units to be developed by Buyer on the Lots (the “Participation Amount”).

EXHIBIT “D”

3.           Payment of Participation Amount. Within ninety (90) days after the sale of the last Unit constructed within the Property, Buyer shall deliver an accounting to Seller together with a payment in an amount equal to the Participation Amount, if any, for the residences.

4.           Financial Records and Statements of Buyer. Buyer shall keep and maintain, or cause to be kept and maintained, accurate financial books and records with respect to the development of the Property in accordance with generally accepted accounting principles as modified by the provisions of this Agreement.  Seller shall have the right at all reasonable times and upon at least 5 business days prior written notice, to inspect Buyer’s books and records for the purposes of verifying the retail purchase price received by Buyer for Units, the Gross Profit Margin calculation, and the allowable deductions used in calculating Gross Profit and any other deductions or credits claimed by Buyer in determining the amount of the Participation Amount.  Any deficiency in amounts due Seller for the Participation Amount determined based upon such review by Seller shall be due and payable by Buyer to Seller within 15 days after receipt of notice thereof from Seller.  If Seller’s audit discloses that Participation Amount was less than the amounts previously paid to Seller, Seller shall pay to Buyer an amount equal to the excess of such amounts received over the Participation Amount within 15 days after Seller’s receipt of the audit.  Notwithstanding any provision to the contrary in this Agreement, including in any Exhibit or Schedule hereto, Seller shall not be entitled to a copy of a homebuyer’s HUD-1 settlement statement or any other information that Buyer or the escrow agent for the sale of Units would not be permitted by law to disclose; in such event, Buyer shall provide to Seller such substitute documentary information sufficient for Seller to enable Seller to verify the terms of sale of each Unit. Seller shall have thirty (30) days from Buyer’s delivery to Seller of the accounting and supporting data within which to make a written objection regarding Buyer’s proposed Participation Amount.

5.           Default and Remedies.

a.           Default. A default shall be deemed to have occurred if the breaching party has not effected or commenced to effect a cure within ten (10) days after a written notice from the other party specifying the breach.

b.           Dispute Resolution. If there is a dispute between the parties regarding the calculation and/or payment of the Participation Amount, then either party may elect to have such dispute resolved pursuant to Section 32 of the Purchase Agreement, the terms of which are incorporated herein by this reference.

6.           Notice. Any notice authorized, required, or permitted to be given hereunder shall be delivered to the parties at the addresses and in the manner set forth in the Purchase Agreement.

7.           Miscellaneous Provisions.

a.           Governing Law. This Participation Agreement shall be governed and interpreted under the laws of the State of California.

b.           Section Headings. The section headings used in this Participation Agreement are for reference and convenience purposes only, and shall not be used in the interpretation of this Participation Agreement.

c.           Exhibits. All exhibits attached hereto are incorporated in this Participation Agreement by reference and made a part of this Participation Agreement.

EXHIBIT “D”

d.           Integration; Amendment in Writing. This Participation Agreement contains the entire agreement between the Parties relating to the payment of any Participation Amount, and neither party shall be bound by any oral statement or oral or written agreement made prior to or contemporaneous with this Participation Agreement and not included within this Participation Agreement.  The foregoing does not affect the validity of the Purchase Agreement. This Participation Agreement cannot be amended except by written agreement executed by the Parties.

e.           No Partnership or Joint Venture. Nothing contained in this Participation Agreement is intended to create, nor shall it ever be construed to make, Seller and Buyer partners or joint venturers.

f.           Severability. The provisions of this Participation Agreement are severable, and if any provision or part hereof or the application thereof to any person or circumstances shall ever be held by any court of competent jurisdiction to be invalid or unconstitutional for any reason, the remainder of this Participation Agreement and the application of such provisions or part hereof to other persons or circumstances shall not be affected thereby.

g.           Effective Date. The effective date of this Participation Agreement is the date the Initial Closing occurs.

h.           Dates for Performance. Should the date for the giving of any notice, the performance of any act, or the beginning or end of any period provided for in this Participation Agreement fall on a Saturday, Sunday or other legal holiday, such date shall be extended to the next succeeding business day which is not a Saturday, Sunday or legal holiday.

i.           Counterparts and Electronic Signatures. This Participation Agreement may be executed in one or more counterparts, of each which shall be deemed an original, but all of which together shall constitute one and the same instrument. In addition, if any party uses facsimile-transmitted signed documents, or signed documents which have been electronically scanned and transmitted by email, Escrow Agent, Escrow Holder and the other party are authorized to rely upon such documents as if they bore original signatures.

IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed as of the day and year first written above.

Seller:	SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

	By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

		By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

By:
William A. Shopoff,
President and CEO

EXHIBIT “D”

Buyer:	D. R. HORTON LOS ANGELES HOLDING COMPANY, INC., a California corporation

By:
Stephen Fitzpatrick, Vice President

EXHIBIT “D”

SCHEDULE 1

Definition of “Gross Profit Margin”

IF:

A = Sales Revenue
Defined as the sum of the sales price of each residence pursuant to a sale to a member of the home buying public as reflected on the Home Closing Statement for such residence, including any premium for location, elevation, view or lot size, but excluding prices for extras and options offered by Buyer in connection with the sale of any residence, including special or upgraded amenities, floor plan modifications, room options, appliance upgrades, cabinetry upgrades, countertop upgrades, finish carpentry upgrades, electrical options, fireplace options and all other options and upgrades, and minus sales incentives or concessions given to the home buyer.

B = Land & Improvements
Defined as Purchase Price paid to Seller for the Property plus all escrow, title and closing costs, costs of third parties in connection with due diligence review of the Property, brokerage commissions and legal fees, incurred and paid by Buyer in connection with the acquisition of title to the Property; additional improvements by Buyer (see Schedule 1-B) including but not limited to, grading, paving, curb, gutter and sidewalk, erosion control, landscaping, irrigation, walls and fences, mailboxes, dirt hauling, and repairs to asphalt and concrete; miscellaneous site specialties; soft costs including but not limited to civil, soils, and structural engineering, architects, design professionals and other consultants; meter deposits, mailboxes and pressure regulators, soils testing, export of lot spoils, and lot re-certifications; any association fees; the costs of non-recurring, capitalized indirect construction costs (which for the purposes of this agreement shall be 1.50% of Sales Revenue); the costs of DRE and HOA setup and administration (not including HOA dues); and permits and fees paid by Buyer in connection with developing the Property, including plan check and inspection fees, but excluding fees paid for obtaining building permits for the residences.

C = Sticks and Bricks	Defined as hard construction cost items and fees paid at building permit (see Schedule 1-A).

D = Other Costs
Defined as all costs paid by Buyer in connection with the close of escrow for the sale of residences to members of the home-buying public, including, but not limited to, closing costs, including normal escrow and title charges and property taxes, documentary transfer tax, buyer referral fees, Homeowner Association Fees, third party co-broker real estate commissions, and a warranty expense accrual calculated at 1.0% of the sales price for detached product and 1.5% for attached product.

E = Gross Profit =	A – (B + C + D)

GROSS PROFIT MARGIN =	E ÷ A

EXHIBIT “D”

SCHEDULE 1-A

Item

Building Permits
Temporary Power
Phase I Environmental
Area drains
Utility Connections
Lot Grade
Termite
Plumbing
Concrete Foundation
Concrete Flatwork
Windows
Fireplaces
Framing
Electric
Light Fixtures
Prewire Security
Heating & A/C
Sheet Metal
Gutters
Ornamental Iron
Stucco
Exterior Tiles
Roofing
Painting
Garage Doors
Insulation
Drywall
Finish Carpentry
Hardware
Cabinets
Ceramic Counter Tops
Marble Counter Tops
Shower Enclosure
Appliances
Flooring
Clean-Up
Grading
Utility Trenching
Fencing
Landscaping
Contingency

EXHIBIT “D”

SCHEDULE 1-B

Land Development Costs

DEVELOPMENT IMPROVEMENTS
Erosion Control
Grading
Storm Drain
Sewer
Water
Concrete
Paving
Utilities
Landscape and Irrigation
Walls
Misc. Specialties
Contingency

SITE FEES
Utility Fees
Development Fees
Water District Fees
Sewer District Fees
Bonds
School Fees

CONSULTANTS
Dry Utilities Engineer
Civil Engineer
Landscape Architect
Soils Engineer
Architect
Structural Engineer
Energy Consultant
Site Consultant

DEVELOPMENT IMPROVEMENTS
EROSION CONTROL
Sand Bags, Silt Fencing, Jute Mesh
Labor for storm clean-up of slopes and streets

GRADING
Rough Grade & Re-Grade
Spin Lots for House
Dirt Haul from Site
Labor and Equip. for Weed Control

STORM DRAIN

SEWER

WATER

EXHIBIT “D”

CONCRETE
Sidewalks & Approaches
Grading
Curb and Gutter
Repair of Same

PAVING
Pave Streets
Cap Streets
Parking Lot Grading
Repairs, Re-Seal

UTILITIES
Main & Laterals, Joint Trench, Street Lights

LANDSCAPE AND IRRIGATION
Slope Installation
Front yards & Street Trees
Water for Slopes
Landscape Maint. (common area & slopes)
Model Landscaping

WALLS/FENCING
Retaining Walls
Perimeter Walls
Property Line Walls (wood, wrought iron, concrete, etc.)
Model Trap Fence

MISC. SPECIALTIES
Mail Boxes
Street Signs
Street Sweeper
Water Truck
Electric Controllers & Temp. Power
Temporary Fences
Misc. Site Fees (Encroachment Permits, Variance)
Plans & Blueprints
Trailers
Toilets
Trash Bins

CONTINGENCY

SITE FEES
UTILITY FEES
Gas, Electric, Telephone & Cable
DEVELOPMENT FEES
WATER DISTRICT FEES
SEWER DISTRICT FEES
BONDS

EXHIBIT “D”

CONSULTANTS
DRY UTILITIES ENGINEER
CIVIL ENGINEER
LANDSCAPE ARCHITECT
SOILS ENGINEER
ARCHITECT
STRUCTURAL ENGINEER
ENERGY CONSULTANT
SITE CONSULTANT (independent inspector)

EXHIBIT “D”

EXHIBIT “E”

FORM OF ASSIGNMENT OF RESTRICTIVE COVENANTS

RECORDING REQUESTED BY: WHEN RECORDED MAIL TO: Luce, Forward, Hamilton & Scripps LLP 600 West Broadway, Suite 2600 San Diego, CA 92101-3391 Attn: ________________, Esq.
ABOVE SPACE FOR RECORDER’S USE

ASSIGNMENT OF DECLARANT’S RIGHTS

This ASSIGNMENT OF DECLARANT’S RIGHTS (this “Assignment”) is made and effective as of the date of recordation hereof by and between _____________________________, a[n] _______________________________ (“Assignor”), and ___________________________, a[n] _______________________________ ||verify correct Horton entity|| (“Assignee”).
RECITALS

A.          Assignor has conveyed to Assignee the real property described on Exhibit “A” attached hereto and incorporated herein (the “Property”) pursuant to the terms of that certain Purchase and Sale Agreement and Joint Escrow Instructions dated entered into by Assignor and Assignee (the “Agreement”).

B.           Assignor is the “Declarant” under that certain [Declaration of Covenants, Conditions and Restrictions and Reservation of Easements] ||verify name of document||, recorded in the Office of the County Recorder of Riverside County, California, on _________________, 2009 as Instrument No. ________________ (as amended to date, the “Declaration”).

C.           In connection with its conveyance of the Property to Assignee, Assignor wishes to convey its right, title and interest as Declarant under the Declaration with respect to the Property, as more particularly set forth below.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

1.           Declarant Under Declaration. Effective as of the recordation of this Assignment (the “Transfer Date”), Assignor hereby assigns to Assignee any and all of its right, title and interest as Declarant under the Declaration with respect to the Property. From and after the Transfer Date, Assignee shall be the Declarant under the Declaration with respect to the Property and shall have all of the rights and powers of the Declarant under the Declaration with respect to such Property.  Assignee hereby assumes the obligations of Declarant arising after the Transfer Date with respect to such Property.

EXHIBIT “E”

1

2.           Assignee Liability. The parties hereto acknowledge and agree that Assignee shall have no liability for any events, actions or occurrences arising from its role as Declarant with respect to the Property which occurred prior to the Transfer Date.

3.           Construction of Assignment. The agreement contained herein shall not be construed in favor of or against either party, but shall be construed as if both parties prepared this Assignment.

4.           Governing Law. This Assignment shall be governed by and construed under the laws of the State of California.

5.           Severability. In the event that any phrase, clause, sentence, paragraph, section, article or other portion of this Assignment shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining portions of this Assignment shall not be affected thereby and shall remain in force and effect to the fullest extent permissible by law.

6.           Capitalized Terms. Any capitalized terms not otherwise defined herein shall have the meaning set forth in the Declaration.

7.           Binding on Successors. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, personal representatives, executors, legal representatives, heirs and legatees.

8.           Counterparts. This Assignment may be executed in counterparts, each of which, when taken together, shall constitute one fully executed original.

IN WITNESS WHEREOF, this Assignment has been executed as of the date first set forth above.

ASSIGNOR:

_________________________________, a[n] ____________________________

By:
Name:
Title:

ASSIGNEE:

__________________________________________, a[n] _______________________________ ||verify Horton entity||

By:
Name:
Title:

EXHIBIT “E”

2

STATE OF CALIFORNIA	)
)
COUNTY OF_______________	)

On __________________, 2009, before me, _____________________________, Notary Public, personally appeared _____________________________________________________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

_______________________________
Signature	(Seal)

STATE OF ______________________	)
)
COUNTY OF_______________	)

On __________________, 2009, before me, ________________________________________________, Notary Public, personally appeared _____________________________________________________________________________  who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

______________________________
Signature	(Seal)

EXHIBIT “E”

3

EXHIBIT “A”

The Property

EXHIBIT “E”

4

EXHIBIT “F”

FORM OF GENERAL ASSIGNMENT

EXHIBIT “F”

1

GENERAL ASSIGNMENT

This General Assignment (this “Assignment”) is executed as of December ___, 2009, by SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Assignor”), and _____________________, a ____________________ (“Assignee”), with reference to the following:

RECITALS

A.           Concurrently herewith, Assignor is conveying to Assignee its interest in the real property located in Riverside County, California, more particularly described on Exhibit “1” attached hereto and by this reference made a part hereof (the “Property”), pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of November __, 2009, by and between Assignor, as “Seller,” and Assignee, as “Buyer” (the “Sale Agreement”).

B.           To the extent Assignor owns and/or holds certain intangible property rights pertaining to the Property as more particularly described on Exhibit “2” attached hereto (the “Intangible Rights”), Assignor has agreed to assign the same to Assignee upon Assignee’s purchase of the Property, without warranty.

C.           This Assignment is executed to effectuate the transfer to Assignee of any and all of Assignor’s right, title and interest in and to the Intangible Rights.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

1.           Assignment.  Assignor hereby assigns to Assignee, and Assignee hereby accepts on such basis, Assignor’s right, title and interest in and to the Intangible Rights, if any.  Assignor covenants, warrants and represents that:

a.           No Prior Assignment.  No rights in or under the Intangible Rights have been assigned or transferred to any other person or entity other than as set forth in this Assignment by Assignor.

b.           Ability to Assign.  Assignor is not prohibited under any agreement with any other person or any judgment or decree from executing and delivering this Assignment.

Except for such representations and warranties of Assignor as are set forth in Section 7 of the Sale Agreement or in this Assignment, the assignment and transfer of the Intangible Rights to Assignee is without representation or warranty.

2.           Governing Law.  This Assignment shall be construed under and enforced in accordance with the laws of the State of California.

3.           Further Assurances.  Assignor agrees to execute and deliver to Assignee, upon demand, such further documents, instruments and conveyances, and shall take such further actions, as are necessary or desirable to effectuate this Assignment.

4.           Professional Fees; Order of Reference.  Any action or proceeding brought to enforce or interpret any provision of this Assignment shall be governed by the terms of the Sale Agreement sections entitled “Professional Fees” and “Order of Reference” as if such sections were set forth in full herein.

EXHIBIT “F”

2

5.           Successors and Assigns.  This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.

6.           Counterparts.  This Assignment may be signed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first set forth above.

“ASSIGNOR”	SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

	By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

		By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

By:
William A. Shopoff,
President and CEO

“ASSIGNEE”

By:
Name:
Its:

By:
Name:
Its:

EXHIBIT “F”

3

EXHIBIT “1”

LEGAL DESCRIPTION OF THE PROPERTY

Real property in the City of Lake of Elsinore, County of Riverside, State of California, described as follows:

LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE, AND LETTERED LOTS A, E, H, I, J AND M, OF TRACT NO.  31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.

EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H.  BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “F”

4

EXHIBIT “2”

DESCRIPTION OF INTANGIBLE RIGHTS

Intangible Rights shall mean all intangible assets of any nature relating to the Property, including, without limitation:

a.           Any and all certificates, utility will-serve letters, permits, plans, name rights, applications, entitlements, development allocations and other records, documents, maps, and development rights for the Property.

b.           Any zoning, use, occupancy and operating permits, and all other permits, entitlements, licenses, approvals and certificates, but only to the extent the same affect the Property.

c.           All maps, plans, specifications, environmental studies, soils, geologic and seismic reports and studies, and related documents prepared in connection with the development, construction and operation of any and all improvements located on or planned for the Property.

d.           A non-exclusive assignment of any rights Seller owns for the name [“Villages at Wasson Canyon”].

e.           With respect to services and work product of consultants and design professionals (including without limitation civil engineers, soils engineers, architects, hydrologists, geologists, geotechnical consultants, architects, land planning consultants and environmental consultants) (collectively, “Design Professionals”) and any contractors and subcontractors, all guarantees, indemnities, warranties provided by such Design Professionals, contractors and subcontractors, and any and all rights, claims and causes of action against such Design Professionals, contractors and subcontractors.

f.           Any prepaid impact fees attributed to the Property, to the extent assignable.

g.           All insurance proceeds Seller may receive or may be entitled to receive for any reason related to the Property to the extent assignable.

h.           All insurance policies maintained by Seller or its contractors or consultants relating to the design and construction of the improvements on the Property (‘Project Insurance Policies”).

EXHIBIT “F”

5

EXHIBIT “G”

FORM OF CDA ASSIGNMENT AND ASSUMPTION AGREEMENTS

Exhibit G-1:     Lake Elsinore (Continuing Disclosure Agreement – Landowners)

Exhibit G-2:     Lake Elsinore USD CFD No. 2005-6

EXHIBIT “G”

1

ASSIGNMENT AND ASSUMPTION AGREEMENT
[Continuing Disclosure Agreement – Landowners]

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of _______, 20__ (the “Effective Date”) by and among SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Assignor”), and ___________________________, a ______________________ (“Assignee”).

RECITALS

A.           Assignor is the owner of certain real property located in Riverside County, California described on Exhibit 1 attached hereto (the “Property”).

B.           Assignor is a party to that certain Continuing Disclosure Agreement, dated as of March 1, 2008 (“CDA”), by and between Lennar Homes of California, Inc., a California corporation (“Lennar Homes”), Assignor, and Union Bank of California, N.A., as dissemination agent (“Dissemination Agent”).  A copy of the CDA is attached as Exhibit 2 hereto.  Initially capitalized terms used and not defined herein shall have the meaning given to them in the CDA.

C.           Concurrently herewith, Assignor is selling the Property to Assignee, and Assignee is purchasing the Property from Assignor.  Upon the consummation of such purchase and sale, Assignee will be a Major Owner.

D.           Assignor has agreed to assign, and Assignee has agreed to assume, as of the Effective Date, all rights and obligations of Assignor under the CDA with respect to the Property.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, the parties hereto agree as follows:

1.           Assignment.  Assignor hereby assigns to Assignee all of Assignor’s right, title and interest under the CDA with respect to the Property.

2.           Assumption.  Assignee hereby unconditionally assumes and agrees to perform for the express benefit of Lennar Homes, Dissemination Agent and the Beneficial Owners of the Bonds, all of Assignor’s obligations under the CDA with respect to the Property accruing from and after the Effective Date.

3.           Counterparts.  This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

EXHIBIT “G-1”

1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Assignor:					Assignee:

SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member				By:
	limited partnership, sole member					Name:
Its:
	By:	Shopoff General Partner, LLC, a Delaware
		limited liability company, general partner			By:
Name:
		By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager			Its:

By:
William A. Shopoff,
President and CEO

EXHIBIT “G-1”

2

EXHIBIT “1”

Legal Description

Real property in the City of Lake of Elsinore, County of Riverside, State of California, described as follows:

LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE, AND LETTERED LOTS A, E, H, I, J AND M, OF TRACT NO.  31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.

EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H. BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “G-1”

3

EXHIBIT “2”

Copy of CDA

[to be attached at closing]

EXHIBIT “G-1”

4

ASSIGNMENT AND ASSUMPTION AGREEMENT

[Lake Elsinore USD CFD No. 2005-6 Developer Continuing Disclosure Agreement]

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of December ___, 2009 (the “Effective Date”), by and among SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Assignor”), and __________________________________ (“Assignee”).

RECITALS

A.
Assignor, as successor by assignment from MS Rialto Wasson Canyon CA, LLC, a Delaware limited liability company, is a party to that certain Continuing Disclosure Agreement, dated as of March 1, 2008 (the “CDA”), by and between Assignor and Zions First National Bank, a national banking corporation organized and existing under the laws of the United States, in its capacity as dissemination agent and fiscal agent (“Bank”). The CDA relates to that certain real property located in Riverside County, California described on Exhibit A attached hereto (the “Property”).  A copy of the CDA is attached as Exhibit B hereto.  Initially capitalized terms used and not defined herein shall have the meaning given to them in the CDA.

B.
Concurrently herewith Assignor is selling the Property to Assignee, and Assignee is purchasing the Property from Assignor. Upon the consummation of such purchase and sale, Assignee will be a Major Developer.

C.	Assignor has agreed to assign, and Assignee has agreed to assume, as of the Effective Date, all rights and obligations of Assignor under the CDA with respect to the Property.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignment. Assignor hereby assigns to Assignee all of Assignor’s right, title and interest under the CDA with respect to the Property.

2.
Assumption. Assignee hereby unconditionally assumes and agrees to perform, for the express benefit of Assignor, Bank and the owners of any bonds issued by the Community Facilities District, all of Assignor's CDA obligations with respect to the Property accruing from and after the Effective Date (“Assumed CDA Obligations”).

3.	Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

EXHIBIT “G-2”

1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Assignor:					Assignee:

SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member				By:
	limited partnership, sole member					Name:
Its:
	By:	Shopoff General Partner, LLC, a Delaware
		limited liability company, general partner			By:
Name:
		By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager			Its:

By:
William A. Shopoff,
President and CEO

EXHIBIT “G-2”

2

EXHIBIT “A”

LEGAL DESCRIPTION OF THE PROPERTY

Real property in the City of Lake of Elsinore, County of Riverside, State of California, described as follows:

LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE, AND LETTERED LOTS A, E, H, I, J AND M, OF TRACT NO.  31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.

EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H.  BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “G-2”

3

EXHIBIT “B”

COPY OF LEUSD CDA

[TO BE PROVIDED]

EXHIBIT “G-2”

4

EXHIBIT “H”

LIST OF SIA BONDS

Jurisdiction	Current Amount	New Amount	$ Reduction	% Reduct.	Comments/Notes

City	$156,800.00	$56,000.00	$100,800.00	64%	Cash security to be released once all precise grading is completed.

City	$173,324.00	$61,852.00	$111,472.00	64%	Bond will be released after HOA accepts all remaining lettered lots.

City	$1,813,336.00	$99,176.00	$1,714,160.00	95%	Bond Reduction per City Engineer. Bonds for In-Tract improvements must remain in place until build-out of remaining phases and final acceptance of street improvements by the City.

City	$1,813,336.00	$99,176.00	$1,714,160.00	95%	Bond Reduction per City Engineer. Bonds for In-Tract improvements must remain in place until build-out of remaining phases and final acceptance of street improvements by the City.

County	$901,500.00	$90,150.00	$720,900.00	90%	One-year maintenance period to begin after improvement are completed and accepted by County.

County	$450,750.00	$45,075.00	$405,675.00	90%	One-year maintenance period to
	$5,309,046.00	$507,429.00	$4,857,617.00	91%	begin after improvement are completed and accepted by County.

EXHIBIT “H”

1

EXHIBIT “I”

LOCATION OF OFF-SITE DETENTION BASIN

EXHIBIT “I”

1

EXHIBIT “J”

SELLER’S LETTER FOR COMPLIANCE WITH FASB INTERPRETATION NO. 46

[Date]

D. R. Horton, America’s Builder
address
address
Attn:  [name], Division President

Re:      Purchase and Sale Agreement for up to [number] (##) single family dwelling finished lots, situated in [name] (the “Subdivision”), in the City of [name] (the “City”), County of [name] (the “County”), California

Dear Mr. [name]:

In order to assist Buyer’s compliance with FASB Interpretation No. 46 (Consolidated of Variable Interest Entities), Seller represents to Buyer that in its cumulative relationship with Buyer, which is fully described in Exhibit 1 attached hereto, Buyer is purchasing ________ % of the value of the total assets of Seller as of the date hereof.  In the event the exact percentage of assets cannot be disclosed, Seller represents that as of the date hereof Buyer is purchasing:

_____ <35% of the value of Seller’s assets

_____ >=35% but <50% of the value of Seller’s assets

_____ >=50% but <75% of the value of Seller’s assets

_____ >=75% but <100% of the value of Seller’s assets

_____ 100% of the value of Seller’s assets

This percentage only considers the assets of Seller and does not consider the separate assets of any principal(s) or other related entities.

Sincerely,

[seller], a [entity]

By: _________________________

Name:_______________________

Title:________________________

EXHIBIT “J”

1

Exhibit 1 to Compliance Letter

[List name of each contract, the date of the contract, the Horton entity acquiring the property and the number of lots or acreage of the land being acquired.]

NONE.

EXHIBIT “J”

2